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                                            [EXECUTION COPY]





                AMENDMENT No. 2

          dated as of October 1, 1995

                     to the

            REIMBURSEMENT AGREEMENT

          dated as of November 1, 1992

                    between

             PUBLIC SERVICE COMPANY
                 OF NEW MEXICO

                      and


      CANADIAN IMPERIAL BANK OF COMMERCE,
                NEW YORK AGENCY


                  relating to


           Pollution Control Revenue
         Refunding Bonds, 1992 Series A
     (Public Service Company of New Mexico
              Palo Verde Project)









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                         AMENDMENT NO. 2
                             to the
                     REIMBURSEMENT AGREEMENT




    THIS AMENDMENT NO. 2 (this "AMENDMENT"), dated as of October 1, 1995, to the Reimbursement Agreement, dated as of November 1, 1992 (as heretofore amended, the "EXISTING REIMBURSEMENT AGREEMENT"), between PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation (the "Company"), and CANADIAN IMPERIAL OF COMMERCE, acting through its New York Agency (the "Bank"),

                      W I T N E S S E T H:

     WHEREAS, the Existing Reimbursement Agreement was executed by the Company and the Bank in connection with the issuance by the Bank of the Letter of Credit for the benefit of the Trustee in support of the Bonds, and was amended pursuant to Amendment No. 1, dated as of July 1, 1994;

    WHEREAS, the Company desires, and the Bank is willing on the terms and subject to the conditions hereinafter set forth, to amend certain fee provisions of the Existing Reimbursement Agreement and to extend the maturity of the Letter of Credit;

    NOW, THEREFORE, in consideration, of the premises and the mutual agreements herein contained, the Company and the Bank hereby agree as follows:

    SECTION 1. CERTAIN DEFINITIONS. The following terms whether or not underscored) when used in this Amendment shall have the following meanings:

    "AMENDED REIMBURSEMENT AGREEMENT" means the Existing
Reimbursement Agreement as amended by this Amendment.

    "AMENDMENT" is defined in the PREAMBLE.

    "BANK" is defined in the PREAMBLE.

    "COMPANY" is defined in the PREAMBLE.

    "EFFECTIVE DATE" is defined in SECTION 4.

    "EXISTING REIMBURSEMENT AGREEMENT" is defined in the PREAMBLE.

    SECTION 2. OTHER DEFINITIONS. Terms for which meanings are provided in the Existing Reimbursement Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

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     SECTION 3.  AMENDMENTS TO EXISTING REIMBURSEMENT
AGREEMENT. Effective on the Effective Date, the
Existing Reimbursement Agreement is hereby amended in accordance with this Section 3. Except as expressly so amended, the Existing Reimbursement Agreement shall continue in full force and effect in accordance with its terms.

    SECTION 3.1.  Section 1 (Definitions).  Section 1
of the Existing Reimbursement Agreement is hereby amended by amending and restating in their entirety the definition of "Credit Agreement" and the definition of "Scheduled Termination Date" as follows:

          "'CREDIT AGREEMENT' means the
     U.S.$100,000,000 Revolving Credit Agreement, dated as of December 14, 1993, among the Company, as borrower, Chemical Bank and Citibank N.A., as co-agents thereunder, and the banks named therein, as amended by Amendment No. 1, dated as of June 7, 1995."

          "'SCHEDULED TERMINATION DATE' means November 26,

         1998.".

    SECTION 3.2.  SECTION 8 (FEES).  CLAUSE (A) of
Section 8 of the Existing Reimbursement Agreement is hereby amended by deleting SUBCLAUSES (I) through (V) thereof and replacing them with the following
SUBCLAUSES (I) through (IV):

           "(i)  If the Bond Rating of Moody's or S&P is Baa3 or
     BBB-, respectively, or higher, the Letter of Credit Fee shall be .75%.

           (ii)  During such times as SUBCLAUSE (A)(I) of this
     SECTION 8 is not applicable and the Bond Rating of Moody's or S&P is at least Bal or BB+, respectively, the Letter of Credit Fee shall be .85%.

          (iii)  During such times as SUBCLAUSES (A)(I) and
     (A)(II) of this SECTION 8 are not applicable and the Bond
     Rating of Moody's or S&P is at least Ba2 or BB, respectively, the Letter of Credit Fee shall be 1.15%.

           (iv)  In all other cases, the Letter of Credit Fee
     shall be 1.40%."
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         SECTION 3.3.  SECTION 16 (COVENANTS).  A new CLAUSE (l) is
hereby added to SECTION 16 of the Existing Reimbursement
Agreement to read as follows:

         "(k) NO SURRENDER OF FIRST MORTGAGE BONDS.
    Notwithstanding any provision contained in clause
    (b) of Section 14.11 of the Indenture to the contrary, the Company hereby agrees not to request the Trustee to release to the Company any amount of the First Mortgage Bonds (or Corresponding
    Securities, as the case may be) and not to accept any amount of the First Mortgage Bonds (or
    Corresponding Securities, as the case may be) so released."

        SECTION 3.4. Section 17 (Events of Default). Clause (c)(i) of SECTION 17 of the Existing Reimbursement Agreement is amended and restated in its entirety to read as follows:

          "(i) the Company shall default in the observance or performance of any covenant incorporated in clause (a) of
     SECTION 16 by reference to Section 5.01(h) or 5.02(i) of the Credit Agreement, or contained in clause (b)(iii) or (l) of
     Section 16;"

         SECTION 4. EFFECTIVE DATE. When all of the conditions set forth in this SECTION 4 have been satisfied, this Amendment shall become effective as of October 1, 1995 (the "EFFECTIVE Date") and thereafter shall be known, and may be referred to, as "Amendment
No. 2 to the Reimbursement Agreement".

    SECTION 4.1. EXECUTION OF COUNTERPARTS OF THIS AMENDMENT. The Bank shall have received executed counterparts of this Amendment duly executed on behalf of the Company.

    SECTION 4.2.  EXECUTION OF AMENDMENT TO LETTER OF CREDIT. The
Bank shall have delivered to the Trustee an executed copy of the notice of amendment to the Letter of Credit, substantially in the form of Exhibit A hereto.

    SECTION 4.3. UP-FRONT EXTENSION Fee. The Bank shall have received a non-refundable up-front extension fee computed at a rate of .10% of the Letter of Credit Amount on the Effective Date.

    SECTION 4.4. OPINION OF SPECIAL Counsel. The Bank shall have received the opinion of Keleher & McLeod, P.A., special counsel to the Company, substantially in the form of EXHIBIT B attached hereto.
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    SECTION 4.5.  REPRESENTATIONS AND WARRANTIES; NO DEFAULT OR
EVENT OF DEFAULT.  On the Effective Date,

          (a)  the representations and warranties contained in
     SECTION 15 of the Reimbursement Agreement and each of the other Related Documents shall be true and correct on and as of the Effective Date as though made on such date, and the Bank shall have received a certificate signed by an Authorized Officer of the Company, dated the Effective Date, to that effect; and

         (b) no Default or Event of Default shall have occurred and be continuing, or would result from the execution and delivery of this Amendment, and the Bank shall have received a certificate signed by an Authorized Officer of the Company, dated as of the Effective Date, to that effect.

         SECTION 4.6. RESOLUTIONS. The Bank shall have received certified copies of the resolutions of the Board of Directors of the Borrower approving this Amendment, and of all documents evidencing other necessary corporate action and governmental approvals permitting the extension of the Scheduled Termination Date of the Letter of Credit, with respect to this Amendment and the other documents to be delivered hereunder.

    SECTION 4.7. SUPPLEMENTAL INDENTURES. The Bank shall have received copies of the forty-third and forty-fourth supplemental indentures to the First Mortgage Bond Indenture delivered in connection with the effectiveness of Amendment No. 1 to the Credit Agreement.

    SECTION 4.8.  LEGAL DETAILS, ETC.   The Bank and its counsel
shall have received all information, and such counterpart originals or such certified or other copies of such materials, as the Bank or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment shall be satisfactory to the Bank and its counsel. All documents executed or submitted pursuant hereto or in connection herewith shall be satisfactory in form and substance to the Bank and its counsel.

    SECTION 5.  REFERENCES.  References in the Existing
Reimbursement Agreement shall hereinafter be deemed to be references to the Amended Reimbursement Agreement.

    SECTION 6. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject to SECTION 30 of the Amended Reimbursement Agreement.
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    SECTION 7.  FULL FORCE AND EFFECT.  Except as expressly
amended hereby, all of the representations, warranties, terms, covenants, and conditions of the Existing Reimbursement Agreement and each other Related Document shall remain unchanged and shall remain in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment or consent to or modification of any other term or provision of the Existing Reimbursement
Agreement or of any term or provision of any other
Related Document or of any transaction or further or future action on the part of the Company which would require the consent of the Bank under the Existing
Reimbursement Agreement.

    SECTION 8.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED
BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF
NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

    SECTION 9.  COUNTERPARTS.  This Amendment may be
signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.



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    IN WITNESS WHEREOF, the parties hereto have caused
this Amendment No. 2 to the Reimbursement Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                   PUBLIC SERVICE COMPANY OF NEW
                                   MEXICO

                                   By /s/ Max H. Maerki
                                      --------------------------
                                      Title:  Senior Vice President
                                              and Chief Financial
                                              Officer

                                   CANADIAN IMPERIAL BANK OF
                                   COMMERCE, NEW YORK AGENCY


                                   By /s/ Joel W. Peterson
                                      --------------------------
                                      Title: Authorized Signatory